Pending Merger Agreement and Contingent Value Rights	12 Months Ended
Jun. 30, 2026
Pending Merger Agreement and Contingent Value Rights [Abstract]
PENDING MERGER AGREEMENT AND CONTINGENT VALUE RIGHTS
12.	PENDING MERGER AGREEMENT AND CONTINGENT VALUE RIGHTS
On May 19, 2026, the Company, Indigo Merger Sub Corp., Indigo Merger Sub II, LLC, and Mentari Therapeutics, Inc., a Delaware corporation (“Mentari”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). The Merger Agreement provides for a two-step merger structure under which Indigo Merger Sub Corp. will merge with and into Mentari, with Mentari surviving as a wholly owned subsidiary of the Company, followed by Mentari merging with and into Indigo Merger Sub II, LLC.
Mentari stockholders are expected to own approximately 98.49% of the combined company, and pre-merger Company shareholders are expected to own approximately 1.51% of the combined company. The Company expects to seek shareholder approval for the issuance of common shares representing more than 20% of its outstanding shares and the resulting change of control under applicable Nasdaq rules.
The closing of the merger is subject to customary closing conditions, including a condition that Mentari’s pre-closing financing be in effect with not less than $150 million of proceeds received or to be received substantially concurrently with the closing of the merger.
In connection with the Merger Agreement, each holder of the Company’s common shares immediately before the first effective time is expected to receive one contingent value right (“CVR”) for each such share. Each CVR represents a contractual right to receive certain net proceeds, if any, from the disposition of the Company’s pre-merger legacy assets. The CVRs will not be certificated or registered with the Securities and Exchange Commission, will not have voting or dividend rights, and will not represent any equity or ownership interest in the Company or its affiliates.